SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2004

                        Commission File Number: 000-29953


                                  Edulink, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               95-4562316
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(State of incorporation or                 (I.R.S. Employer Identification No.)
organization)

201 Wilshire Blvd., Second Floor, Santa Monica, California                90401
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(Address of principal executive offices)                             (Zip Code)


                                 (310) 393-4901
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

Effective August 19, 2004, Edulink, Inc. (the "Registrant") dismissed Singer Lewak Greenbaum & Goldstein LLP ("Singer") which audited the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2002, with Malone & Bailey PLLC ("Malone & Bailey") to act as the Registrant's independent chartered accountants. The reports of Singer for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of Singer for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through August 19, 2004, the date of dismissal, there were no disagreements with Singer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Singer would have caused it to make reference to such disagreements in its reports.

The Registrant's financial statements for the year ended December 31, 2003 will be audited and the quarters ended March 31, 2004 and June 30, 2004, will be reviewed by Malone & Bailey; Singer was not involved in any way with the audit of the financial statements for the year ended December 31, 2003 or the review of the unaudited financial statements for the quarters ended March 31, 2004 and June 30, 2004. The Registrant has authorized Singer to discuss any matter relating to the Registrant and its operations with Malone & Bailey.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim periods, the Registrant did not consult with Malone & Bailey, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Singer will be given the opportunity to review the disclosures contained in this 8-K report. The Registrant will advise Singer that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein or stating any reason why Singer does not agree with any statements made by the Registrant in this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The letter from the Registrant's former auditors confirming the information in
Item 4 will be filed as an exhibit to this Report when available.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Edulink, Inc.


August 19,  2004                   By:   /s/ Charles Guy
                                        ------------------------------
                                        Charles Guy
                                        Chief Executive Officer